Longboard Managed Futures Strategy Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: WAVIX)

Supplement dated February 26, 2013

to the Prospectus and Statement of Additional Information (“SAI”) dated June 27, 2012

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

Effective February 25, 2013, the address for Longboard Asset Management, LLC (the “Adviser”), investment adviser to the Longboard Managed Futures Strategy Fund (the “Fund”) will change to the following:

Longboard Asset Management, LLC

2355 E. Camelback Road, Suite 750

Phoenix, AZ 85016

References to the Adviser’s old address in the Fund’s Prospectus and SAI or supplements thereto should be disregarded.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I shares dated June 27, 2012, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.